STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Target Retirement 2020 Fund

Class I (SSBNX)

Class K (SSBOX)

Supplement dated October 16, 2020 to the Prospectus and Summary Prospectus, each dated April 30, 2020, as may be revised and/or supplemented from time to time

•	Effective immediately, the “Average Annual Total Returns” table in the “Performance” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for periods ended 12/31/19)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor’s tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	One Year	Five Years	Since Inception	Inception Date
Class I				9/30/2014
Return Before Taxes	17.53%	6.17%	6.21%
Return After Taxes on Distributions	15.53%	5.00%	5.07%
Return After Taxes on Distributions and Sale of Fund Shares	11.16%	4.48%	4.52%
Class K	17.55%	6.20%	6.23%	9/30/2014
State Street Target Retirement 2020 Composite Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	17.68%	6.33%	6.42%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	12.13%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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